UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 –	Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock World Income Fund, Inc.

ANNUAL REPORT | DECEMBER 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew — the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the “Fed”), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduction in December bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years’ trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector’s underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of December 31, 2008	6-month	12-month

US equities (S&P 500 Index)	(28.48)%	(37.00)%

Small cap US equities (Russell 2000 Index)	(26.94)	(33.79)

International equities (MSCI Europe, Australasia, Far East Index)	(36.41)	(43.38)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	17.70	20.06

Taxable fixed income (Barclays Capital US Aggregate Index*)	4.07	5.24

Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(2.49)	(2.47)

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(25.07)	(25.88)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2008

Portfolio Management Commentary

How did the Fund perform?

•	The Fund’s total return lagged that of the benchmark JPMorgan Global Government Bond Broad Index for the 12-month period.

What factors influenced performance?

•

The Fund’s overweight allocation to high-quality US spread assets was the primary detractor from performance. Exposure to commercial mortgage-backed securities (CMBS) and investment-grade credit proved most detrimental. Allocations to both the high yield and emerging markets sectors also hampered results.

•

By contrast, the Fund benefited from overweight positions in non-US government bonds, particularly in Germany and the UK, as rates rallied on the back of interest rate cuts by the Bank of England (“BOE”) and the European Central Bank (“ECB”) in response to continued deterioration in the economic environment. Specifically, the Fund was overweight duration in German bonds and underweight duration in peripheral European Monetary Union (“EMU”) countries. As the spread between Germany and the peripheral EMU countries widened dramatically, this aided relative performance. Our long duration position in Australia also aided performance.

•

Overall, currency allocations contributed positively to performance. Most notably, the Fund’s long position in the Australian Dollar (AUD) versus New Zealand Kiwi (NZD) and underweight position in the Polish zloty (PLN) versus the Euro (EUR) aided performance.

Describe recent portfolio activity.

•

Earlier in the year, we reduced some of the portfolio’s exposure to emerging market debt and subsequently added exposure to high-quality US spread assets, where we saw more opportunities to add relative value. During the 12 months, we increased the portfolio’s duration posture in both Germany and the UK, as well as in Australia and Mexico. We have taken some profits on those overweights, as rates rallied in these regions, and subsequently increased the portfolio’s exposure to investment-grade credit, on weakness.

•

We actively managed currencies throughout the year. More recently, we have added both long Norwegian krone (NOK) versus EUR and short PLN versus EUR positions, and reduced our underweight in the British pound. With the relative macro backdrop in mind, we added significant US dollar (“USD”) exposure. In the short term, USD strength should persist as global growth expectations diminish relative to the US. Over the longer term, when the US current account deficit becomes a burden, we expect to reduce our US dollar exposure.

Describe portfolio positioning at period end.

•

Full year economic contractions are expected in much of the developed world in 2009, specifically in the US, UK, Germany and Japan. With the US and Japan at or near zero base rates, we turn our attention to markets with the ability to further reduce rates. Given the scope for more aggressive moves by the ECB and BOE, we continue to maintain duration overweights in countries such as Germany and the UK, as we feel these bonds should outperform in the medium-term. In the US, we continue to favor high-quality mortgages and commercial mortgage-backed sectors as they remain cheap relative to other sectors. We believe that as stability returns to financial markets, spreads will recover gradually over time.

•

At period end, the Fund maintained a defensive 5% allocation to high yield and a neutral 13% allocation to emerging markets. With respect to currency positioning, the Fund held 48% USD, 16% EUR and 20% Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[1]

Institutional	$1,000	$956.10	$5.24	$1,000	$1,019.94	$5.41
Investor A	$1,000	$955.00	$6.42	$1,000	$1,018.73	$6.63
Investor B	$1,000	$952.50	$8.93	$1,000	$1,016.15	$9.22
Investor C	$1,000	$951.40	$10.11	$1,000	$1,014.94	$10.44
Investor C1	$1,000	$952.20	$9.13	$1,000	$1,015.95	$9.43

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.06% for Institutional, 1.30% for Investor A, 1.81% for Investor B, 2.05% for Investor C and 1.85% for Investor C1), multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge

[2]	The Fund invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

[3]	This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.

Performance Summary for the Period Ended December 31, 2008

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	4.27%	(4.39)%	(2.23)%	N/A	5.26%	N/A	7.39%	N/A
Investor A	3.86	(4.50)	(2.29)	(6.20)%	5.05	4.19%	7.15	6.71%
Investor B	3.58	(4.75)	(2.80)	(6.50)	4.50	4.17	6.59	6.59
Investor C	3.28	(4.86)	(3.00)	(3.93)	4.27	4.27	6.36	6.36
Investor C1	3.53	(4.78)	(2.99)	(3.91)	4.43	4.43	6.53	6.53
JPMorgan Global Government Bond Broad Index	—	5.43	10.36	N/A	6.19	N/A	6.03	N/A

[4]

Assuming maximum sales charges. Average annual returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Portfolio Information

As of December 31, 2008

Geographic Allocation	Percent of Long-Term Investments

United States	37%
United Kingdom	11
Japan	11
Germany	9
France	6
Denmark	4
Russia	3
Canada	3
Brazil	3
Mexico	3
Peru	2
Italy	1
Sweden	1
Netherlands	1
Ireland	1
Spain	1
Norway	1
Republic of Turkey	1
Czech Republic	1

Portfolio Composition	Percent of Long-Term Investments

Foreign Government Obligations	56%
Corporate Bonds	16
U.S. Government Agency Mortgage-Backed Securities	11
Non-U.S. Government Agency Mortgage-Backed Securities	9
Asset-Backed Securities	5
U.S. Government Obligations	2
Preferred Securities	1

Derivative Instruments

The Fund may invest in various derivative instruments, including swap agreements, futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	7

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Canada — 0.0%
Ainsworth Lumber Co. Ltd. (a)(b)	47,014	$35,798
Ainsworth Lumber Co. Ltd. (b)	41,892	31,898
Western Forest Products, Inc. (a)(b)	25,926	4,200
Western Forest Products, Inc. (b)	54,716	8,864

		80,760

United States — 0.1%
American Tower Corp. Class A (b)	3,170	92,944

Total Common Stocks — 0.1%		173,704

Preferred Securities

Capital Trusts		Par (000)

United States — 0.8%
JPMorgan Chase & Co., 7.90% (c)(d)	USD	1,580	1,314,291

Preferred Stocks	Shares

United States — 0.0%
PTV, Inc. Series A, 10%	29,543	22,453
Preferred Blocker, Inc., 9% (a)	19	4,750

		27,203

Total Preferred Securities — 0.8%		1,341,494

Asset-Backed Securities		Par (000)

United States — 5.1%
Chase Issuance Trust Series 2005-A3 Class A, 1.215%, 10/17/11 (c)	USD	2,550	2,534,570
Chase Manhattan Auto Owner Trust Series 2005-B Class A4, 4.88%, 6/15/12		805	801,271
Ford Credit Auto Owner Trust Series 2006-C Class A3, 5.16%, 11/15/10		1,675	1,656,623
Home Equity Asset Trust Series 2007-2 Class 2A1, 0.581%, 7/25/37 (c)		338	281,931
MBNA Credit Card Master Note Trust Series 2006-A1 Class A1, 4.90%, 7/15/11		685	684,063
Residential Asset Mortgage Products, Inc. Series 2006-RZ2 Class A1, 0.541%, 5/25/36 (c)		29	28,918
SLM Student Loan Trust (c):
Series 2005-1 Class A2, 3.615%, 4/27/20		1,128	993,079
Series 2008-5 Class A2, 4.635%, 10/25/16		600	570,520
Series 2008-5 Class A3, 4.835%, 1/25/18		600	522,470
Series 2008-5 Class A4, 5.235%, 7/25/23		600	518,702

Total Asset-Backed Securities — 5.1%			8,592,147

Corporate Bonds		Par (000)	Value

Canada — 0.4%
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (a)	USD	353	$211,569
Novelis, Inc., 7.25%, 2/15/15		850	493,000

			704,569

China — 0.2%
AES China Generating Co. Ltd., 8.25%, 6/26/10		500	327,460

Denmark — 0.8%
Realkredit Denmark A/S Series 83D, 5%, 10/01/38 (c)	DKK	8,181	1,428,151

France — 0.6%
AXA SA Series 21, 5.777% (c)(d)	EUR	800	583,774
Crown European Holdings SA, 6.25%, 9/01/11		285	348,624

			932,398

Ireland — 1.0%
DEPFA ACS Bank Series 686, 1.65%, 12/20/16	JPY	100,000	711,804
GE Capital European Funding, 4.375%, 3/30/11	EUR	280	383,261
Talisman Finance PLC Series 7 Class A, 5.157%, 4/22/17 (c)		595	571,004

			1,666,069

Netherlands — 1.0%
Diageo Finance BV, 5.50%, 4/01/13	USD	425	422,549
ING Groep NV, 4.176% (c)(d)	EUR	875	744,735
Telefonica Europe BV, 7.75%, 9/15/10	USD	500	507,681

			1,674,965

Norway — 0.9%
Eksportfinans A/S Series MTN, 4.375%, 9/20/10	EUR	1,075	1,530,167

Russia — 0.4%
Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/01/13	USD	800	728,000

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

United Kingdom — 1.7%
HBOS Capital Funding LP, 9.54% (c)(d)	GBP	60	$63,835
HBOS PLC, 3.976% (c)(d)	EUR	300	168,858
NTL Cable Plc, 9.125%, 8/15/16		250	185,000
Northern Rock Plc, 5.625%, 6/22/17 (a)	USD	1,600	1,568,148
Royal Bank of Scotland Group Plc, 7.092% (c)(d)	EUR	800	478,176
Vodafone Group Plc, 7.75%, 2/15/10	USD	450	459,907

			2,923,924

United States — 9.0%
AK Steel Corp., 7.75%, 6/15/12		240	187,200
American Greetings Corp., 7.375%, 6/01/16		375	251,250
American Tire Distributors, Inc., 7.709%, 4/01/12 (c)		400	296,000
American Tower Corp., 7.125%, 10/15/12		215	211,775
Bank of America Corp., 5.65%, 5/01/18		900	905,341
CSC Holdings, Inc. Series B, 8.125%, 7/15/09		325	323,375
Cincinnati Bell, Inc., 7.25%, 7/15/13		400	352,000
Cricket Communications, Inc., 10%, 7/15/15 (a)		285	260,775
DJO Finance LLC, 10.875%, 11/15/14		175	126,000
Domtar Corp., 7.125%, 8/15/15		250	162,500
Dycom Industries, Inc., 8.125%, 10/15/15		500	352,500
EchoStar DBS Corp., 7%, 10/01/13		345	299,288
Edison Mission Energy, 7.75%, 6/15/16		250	222,500
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/01/15		70	59,500
GMAC LLC, 6.75%, 12/01/14		76	52,214
General Electric Capital Corp., 6.15%, 8/07/37 (e)		440	441,151
The Goodyear Tire & Rubber Co., 7.857%, 8/15/11		470	390,100
MetroPCS Wireless, Inc., 9.25%, 11/01/14		330	295,350
National City Bank, 2.944%, 9/09/09 (c)		510	493,309
NewPage Corp., 10%, 5/01/12		300	132,000

Corporate Bonds		Par (000)	Value

United States (concluded)
Nielsen Finance LLC, 10%, 8/01/14	USD	500	$400,000
Occidental Petroleum Corp., 7%, 11/01/13		375	409,292
Peabody Energy Corp., 7.375%, 11/01/16		310	291,400
Qwest Communications International, Inc. Series B, 7.50%, 2/15/14		360	257,400
Qwest Corp., 7.50%, 10/01/14		500	415,000
R.H. Donnelley Corp., 11.75%, 5/15/15 (a)		22	5,390
Rainbow National Services LLC, 10.375%, 9/01/14 (a)		280	249,200
SLM Corp.:
4.30%, 12/15/09	CAD	250	186,310
5.40%, 10/25/11	USD	90	68,079
Sabine Pass LNG LP, 7.50%, 11/30/16		850	612,000
Sovereign Bancorp, Inc., 4.90%, 9/23/10		675	605,383
Stanley-Martin Communities LLC, 9.75%, 8/15/15		250	71,250
Steel Dynamics, Inc., 7.375%, 11/01/12		110	80,300
SunGard Data Systems, Inc., 10.625%, 5/15/15 (a)		800	684,000
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)		400	164,000
Tenet Healthcare Corp.:
6.375%, 12/01/11		60	46,350
6.50%, 6/01/12		60	45,600
Texas Competitive Electric Holdings Co. LLC Series B, 10.25%, 11/01/15 (a)		300	213,000
Time Warner Cable, Inc., 8.25%, 2/14/14		300	304,340
UBS AG Series DPNT, 5.875%, 12/20/17		500	459,323
Verizon Communications, Inc., 8.75%, 11/01/18		700	821,256
Wachovia Corp.:
5.70%, 8/01/13		800	776,048
5.75%, 6/15/17		840	836,087
Wells Fargo & Co., 4.375%, 1/31/13 (e)		1,500	1,468,824

			15,283,960

Total Corporate Bonds — 16.0%			27,199,663

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value

Argentina Government Bond, 8.28%, 12/31/33	USD	31	$9,979
Australian Government Bonds, 6.50%, 5/15/13	AUD	290	227,184
Bolivarian Republic of Venezuela, 9.375%, 1/13/34	USD	660	303,600
Brazilian Government Bond:
10.50%, 7/14/14		1,700	2,133,500
8%, 1/15/18		570	638,400
8.25%, 1/20/34		1,350	1,650,375
Bundesobligation:
Series 145, 3.50%, 10/09/09	EUR	496	697,151
Series 148, 3.50%, 4/08/11		3,100	4,465,353
Canadian Government CPI Linked Bond, 2%, 12/01/41	CAD	3,420	2,705,494
Czech Republic Government Bond Series 51, 4%, 4/11/17	CZK	13,610	692,935
Denmark Government Bond:
4%, 11/15/10	DKK	5,800	1,110,040
6%, 11/15/11		13,960	2,842,306
4%, 11/15/17		4,580	898,292
Deutsche Bundesrepublik:
3.75%, 1/04/15	EUR	2,575	3,815,181
4.75%, 7/04/34		3,630	5,825,408
Series 00, 5.50%, 1/04/31		337	580,957
Dominican Republic Bond, 9.04%, 1/23/18	USD	219	135,529
France Government Bond OAT:
3.75%, 4/25/17	EUR	3,015	4,331,600
4%, 4/25/18		1,935	2,823,882
4%, 10/25/38		1,193	1,747,060
French Treasury Note, 3.75%, 1/12/13		575	831,430
Indonesia Government Bond, 7.50%, 1/15/16 (a)	USD	350	311,500
Italy Buoni Poliennali Del Tesoro:
4.25%, 8/01/13	EUR	395	563,279
4%, 2/01/37		1,075	1,268,900
Japan Government:
Fifteen Year Bond Series 39, 0.92%, 3/20/21 (c)	JPY	274,500	2,990,279
Twenty Year Bond Series 99, 2.10%, 12/20/27		202,500	2,369,509
Japanese Government CPI Linked Bond:
1.20%, 12/10/17		412,022	3,940,685
Series 12, 1.20%, 6/10/17		338,870	3,245,152
Series 13, 1.30%, 9/10/17		397,800	3,838,891
Series 15, 1.40%, 3/10/18		65,637	635,004
Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	673,721
8%, 12/07/23		12,535	885,782
Series M 10, 7.25%, 12/15/16		12,705	879,171
Series M 10, 7.75%, 12/14/17		17,675	1,258,316
Mexico Government Bond, 8.30%, 8/15/31	USD	418	512,050

Foreign Government Obligations		Par (000)	Value

Peru Government Bond:
9.125%, 2/21/12	USD	2,100	$2,268,000
8.75%, 11/21/33		225	252,000
6.55%, 3/14/37		715	638,138
Poland Government Bond Series 0413, 5.25%, 4/25/13	PLN	199	67,095
Province of Ontario Canada, 4.70%, 6/02/37	CAD	1,237	1,001,334
Republic of Turkey, 6.75%, 4/03/18	USD	400	380,000
Russia Government International Bond, 7.50%, 3/31/30 (f)		5,723	4,991,546
South Africa Government Bond Series 196, 10%, 2/28/09	ZAR	3,667	396,741
Spain Government Bond:
4.20%, 7/30/13	EUR	1,000	1,447,442
4.40%, 1/31/15		100	146,106
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	1,822,243
Turkey Government International Bond, 7%, 6/05/20	USD	600	580,500
United Kingdom Gilt:
5%, 3/07/12	GBP	2,063	3,212,980
5.25%, 6/07/12		1,210	1,904,898
5%, 9/07/14		1,969	3,160,059
4%, 9/07/16		265	408,783
4.50%, 3/07/19		875	1,396,920
5%, 3/07/25		1,080	1,757,242
4.50%, 12/07/42		1,730	2,829,815
4.25%, 12/07/49		500	784,833
Uruguay Government International Bond, 7.625%, 3/21/36	USD	750	630,000
Venezuela Government International Bond, 7.65%, 4/21/25		225	88,313

Total Foreign Government Obligations — 54.2%			92,002,883

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Government Agency Mortgage-Backed Securities		Par (000)	Value

United States — 11.0%
Fannie Mae Guaranteed Pass Through Certificates, 5.50%, 1/15/24 – 1/15/39 (g)	USD	7,900	$8,101,719
Ginnie Mae MBS Certificates, 6.0% 1/15/39 – 2/15/39 (g)		10,200	10,494,436

Total U.S. Government Agency Mortgage-Backed Securities — 11.0%			18,596,155

Non-U.S. Government Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.6%
United States — 1.6%
American Home Mortgage Assets Series 2006-6 Class A1A, 0.661%, 12/25/46 (c)	USD	252	104,375
Bear Stearns Adjustable Rate Mortgage Trust (c):
Series 2004-6 Class 3A, 5.425%, 9/25/34		278	176,904
Series 2006-2 Class 2A1, 5.65%, 7/25/36		540	284,338
Countrywide Alternative Loan Trust Series 2006-24CB Class A23, 6%, 6/25/36		796	461,836
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-56 Class 5A1, 4.775%, 12/25/33 (c)		305	224,886
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-0A1 Class A1, 0.671%, 2/25/47 (c)		333	135,289
GSR Mortgage Loan Trust (c):
Series 2005-AR1 Class 4A1, 5.137%, 1/25/35		349	235,939
Series 2006-0A1 Class 2A1, 0.661%, 8/25/46		312	151,708
JPMorgan Mortgage Trust Series 2004-A5 Class 3A1, 5.303%, 12/25/34 (c)		354	252,473
WaMu Mortgage Pass-Through Certificates (c):
Series 2006-AR10 Class 3A2, 6.085%, 8/25/46		252	136,523
Series 2006-AR18 Class 3A2, 5.544%, 1/25/37		636	342,094
Series 2007-0A3 Class 4A1, 3.434%, 4/25/47		337	141,721
Series 2007-HY1 Class 3A2, 5.883%, 2/25/37		240	147,584

			2,795,670

Non-U.S. Government Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities — 6.9%
Japan — 0.2%
JLOC 37, LLC Series 37A Class A1, 1.142%, 1/15/15 (c)	JPY	33,755	$363,057

United States — 6.9%
Bear Stearns Commercial Mortgage Securities Class A4:
Series 2005-PWR8 4.674%, 6/11/41	USD	1,030	870,181
Series 2007-PW17 5.694%, 6/11/50 (c)		700	521,208
Series 2007-T28 5.742%, 9/11/42 (c)		500	354,315
CS First Boston Mortgage Securities Corp. Series 2001-CKN5 Class A4, 5.435%, 9/15/34		460	425,877
CW Capital Cobalt Ltd. Series 2006-C1 Class A4, 5.223%, 8/15/48		920	701,947
Commercial Mortgage Pass-Through Certificates Series 2007-C9 Class A2, 5.811%, 12/10/49 (c)		305	241,701
First Union National Bank Commercial Mortgage Series 1999-C4 Class A2, 7.39%, 12/15/31		897	895,259
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIBC Class A3, 6.26%, 3/15/33		780	762,714
Series 2002-C2 Class A2, 5.05%, 12/12/34		500	451,775
LB Commercial Conduit Mortgage Trust Series 2007-C3 Class A4, 6.134%, 7/15/44 (c)		115	88,095
LB-UBS Commercial Mortgage Trust:
Series 2005-C5 Class A4, 4.954%, 9/15/30		400	326,521
Series 2006-C3 Class A4, 5.661%, 3/15/39 (c)		400	325,810
Series 2006-C7 Class A1, 5.279%, 11/15/38		624	589,821
Series 2006-C7 Class A3, 5.347%, 11/15/38		870	677,647
Series 2007-C1 Class A4, 5.424%, 2/15/40		1,010	749,310
Series 2007-C6 Class A4, 5.858%, 7/15/40 (c)		200	142,304
Series 2007-C7 Class A3, 5.866%, 9/15/45 (c)		500	353,797
Merrill Lynch Mortgage Trust Series 2002MW1 Class A4, 5.619%, 7/12/34 (h)		900	841,315
Morgan Stanley Capital I Series 2007-HQ11 Class A4, 5.447%, 2/12/44 (c)		740	548,863
Salomon Brothers Mortgage Securities VII, Inc. Series 2001-C2 Class A3, 6.499%, 11/13/36		794	771,312
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C25 Class A4, 5.926%, 5/15/43 (c)		250	199,044
Series 2006-C29 Class A4, 5.308%, 11/15/48		195	146,131
Series 2007-C33 Class A2, 6.05%, 2/15/51 (c)		860	672,909

			11,657,856

Total Non-U.S. Government Agency Mortgage-Backed Securities — 8.7%			14,816,583

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Government Obligations		Par (000)	Value

United States — 1.8%
Fannie Mae, 2.875%, 10/12/10 (e)	USD	1,720	$1,774,109
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28		1,401	1,294,607

Total U.S. Government Obligations — 1.8%			3,068,716

Warrants (i)		Shares

United States — 0.0%
HealthSouth Corp. (expires 1/16/14) (b)		14,085	0

Venezuela — 0.0%
Venezuela Oil Obligations (expires 4/15/20)		3,000	73,470

Total Warrants — 0.0%			73,470

Rights

Canada — 0.0%
Western Forest Products, Inc. (j)		80,642	3,266

Other Interests (k)		Beneficial Interest (000)

United States — 0.0%
Adelphia Escrow (l)		575	58
Adelphia Recovery Trust (l)		721	2,885

Total Other Interests — 0.0%			2,943

Total Long-Term Investments (Cost — $177,217,751) — 97.7%			165,871,024

Short-Term Securities

United States — 12.0%
BlackRock Liquidity Series, LLC Cash Sweep Series, 1.64% (h)(m)		20,374	20,373,910

Total Short-Term Securities (Cost — $20,373,910) — 12.0%			20,373,910

Total Investments (Cost — $197,591,661*) — 109.7%			186,244,934
Liabilities in Excess of Other Assets — (9.7)%			(16,470,645)

Net Assets — 100.0%			$169,774,289

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes were as follows:

Aggregate cost	$198,606,000

Gross unrealized appreciation	$6,103,660
Gross unrealized depreciation	(18,464,726)

Net unrealized depreciation	$(12,361,066)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	All, or a portion of security, pledged as collateral in connection with open financial futures contracts.

(f)	Represents a step bond.

(g)	Represents or includes a “to-be-announced” transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(h)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sale Cost	Realized Gain	Income

BlackRock Liquidity Series, LLC Cash Sweep Series	$19,588,144	*	—	—	$178,808

Merrill Lynch Mortgage Trust Series 2002MW1 Class A4, 5.619%, 7/12/34	$715,776		—	—	$5,193

* Represents net purchase cost.

(i)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j)	The rights may be exercised until 1/20/09.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Security is valued in accordance with the Fund’s fair valuation policy.

(m)	Represents the current yield as of report date.

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Schedule of Investments (continued)

•	Credit default swaps on single-name issues — buy protection outstanding as of December 31, 2008 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation

StMicroelectronics NV	0.255%	Citibank, N.A.	September 2012	EUR	800	$93,341
Koninklijke Philips Electronics NV	0.34%	Citibank, N.A.	September 2012	EUR	800	46,607
Cadbury Schweppes Plc	0.55%	Citibank, N.A.	December 2012	EUR	1,000	8,517
Koninklijke Philips Electronics NV	0.44%	Deutsche Bank AG	December 2012	EUR	1,100	60,676
British Telecommunications Plc	1.14%	UBS AG	March 2013	EUR	200	4,307
Hanover Rueckversicherungs AG	0.43%	Citibank, N.A.	March 2013	EUR	600	35,491
Cadbury Schweppes Americas Beverages	0.485%	Deutsche Bank AG	June 2013	EUR	125	1,875
JTI UK Finance Plc	0.41%	UBS AG	September 2013	EUR	550	1,564
DSG International Plc	4.20%	Morgan Stanley Capital Services Inc.	September 2013	EUR	300	107,415

Total						$359,793

•	Credit default swaps on single-name issues — sold protection outstanding as of December 31, 2008 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating(1)	Notional Amount (000)(2)		Unrealized Depreciation

Republic of Indonesia	1.63%	Citibank, N.A.	March 2011	BB	USD	1,500	$(151,913)
Imperial Tobacco Group	0.75%	Citibank, N.A.	September 2012	BBB	EUR	800	(127,777)
Danone Finance	0.50%	Citibank, N.A.	December 2012	A	EUR	700	(17,817)
Aviva Plc	1.30%	Deutsche Bank AG	March 2013	A	EUR	650	(34,876)

Total							$(332,383)

(1)	Using Standard and Poor’s ratings.

(2)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

•	Credit default swaps on traded indexes — sold protection outstanding as of December 31, 2008 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating(3)	Notional Amount (000)(4)		Premiums Received	Unrealized Appreciation (Depreciation)

ITRAXX FINSR Series 8 Volume 1 Index	0.45%	Citibank, N.A.	December 2012	BBB+	EUR	600	$2,380	$(13,019)
Dow Jones CDX Emerging Markets Series 10 Volume 1	3.35%	Deutsche Bank AG	December 2013	BB+	USD	1,640	246,000	533
Dow Jones CDX Emerging Markets Index Series 10 Volume 1	3.35%	Deutsche Bank AG	December 2013	BB+	USD	1,520	34,588	(193,407)

Total							$282,968	$(205,893)

(3)	Using Standard and Poor’s weighted average ratings of the underlying securities in the Index.

(4)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	13

Schedule of Investments (continued)

•	Interest rate swaps outstanding as of December 31, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)

Pay a fixed rate of 4.14% and receive a floating rate based on the 6-month CZECH Interbank rate (PRIBOR)

Broker, Citibank, N.A. Expires April 2017 (l)	CZK	12,375,000	$(53,707)

Pay a fixed rate of 4.16% and receive a floating rate based on the 6-month CZECH Interbank rate (PRIBOR)

Broker, Citibank, N.A. Expires May 2017 (l)	CZK	21,200,000	(91,507)

Pay a fixed rate of 8.15% and receive a floating rate based on 3-month Johannesburg Inter-Bank Agreed Rate (JIBAR)

Broker, JPMorgan Chase Bank, National Association Expires July 2017	ZAR	14,000,000	4,020

Receive a fixed rate of 1.6675% and pay a floating rate based on 6-month JPY LIBOR

Broker, Citibank, N.A. Expires December 2017	JPY	260,000,000	108,058

Receive a fixed rate of 1.67125% and pay a floating rate based on 6-month JPY LIBOR

Broker, Deutsche Bank AG Expires December 2017	JPY	110,000,000	45,953

Receive a fixed rate of 3.98% and pay a floating rate based on 6-month CZK PRIBOR

Broker, Deutsche Bank AG Expires September 2018 (l)	CZK	14,400,000	48,661

Receive a fixed rate of 3.8925% and pay a floating rate based on 6-month EURIBOR

Broker, Citibank, N.A. Expires December 2018	EUR	1,480,000	22,186

Pay a fixed rate of 4.725% and receive a floating rate based on 6-month GBP LIBOR

Broker, Deutsche Bank AG Expires May 2038	GBP	635,000	(257,141)

Total			$(173,477)

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

28	5-Year U.S. Treasury Bond	Chicago	March 2009	$3,267,123	$66,408

30	10-Year Australian Bond Future	Sydney	March 2009	$2,363,394	71,148

97	Euro-BOBL Future	Eurex	March 2009	$15,482,888	186,239

78	Euro-SCHARTZ Future	Eurex	March 2009	$11,605,239	47,055

6	Long Gilt	London	March 2009	$994,359	70,732

Total					$441,582

•	Financial futures contracts sold as of December 31, 2008 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation

89	2-Year U.S. Treasury Bond	Chicago	March 2009	$19,219,987	$(187,576)

4	10-Year Japan Bond Future	Tokyo	March 2009	$6,156,387	(26,514)

83	10-Year U.S. Treasury Bond	Chicago	March 2009	$9,824,962	(612,288)

26	30-Year U.S. Treasury Bond	Chicago	March 2009	$3,405,787	(183,432)

Total					$(1,009,810)

•	Foreign currency exchange contacts as of December 31, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)

AUD	7,417,000	USD	4,747,881	1/21/09	$410,501
CAD	2,083,300	USD	1,760,689	1/21/09	(73,795)
CAD	1,678,000	USD	1,385,961	1/21/09	(27,247)
EUR	1,372,200	PLN	5,281,500	1/21/09	127,984
EUR	6,144,000	USD	8,373,323	1/21/09	158,611
EUR	710,000	USD	986,223	1/21/09	(276)
GBP	10,745,000	USD	15,903,604	1/21/09	464,844
HUF	104,177,000	USD	510,546	1/21/09	32,167
JPY	1,775,800,000	USD	19,202,254	1/21/09	396,257
MXN	43,000,000	USD	3,156,774	1/21/09	(75,324)
MXN	4,000,000	USD	293,988	1/21/09	(7,341)
MXN	10,000,000	USD	754,859	1/21/09	(38,243)
NOK	11,334,667	EUR	1,290,000	1/21/09	(175,355)
PLN	2,174,698	EUR	561,251	1/21/09	(47,474)
PLN	3,757,800	USD	1,356,998	1/21/09	(92,277)
SGD	990,000	USD	672,212	1/21/09	14,421
TRY	2,872,000	USD	1,792,759	1/21/09	52,388
USD	1,093,836	CAD	1,344,500	1/21/09	5,165
USD	608,689	CZK	11,195,000	1/21/09	29,673
USD	5,593,324	DKK	33,075,000	1/21/09	(572,425)
USD	782,407	EUR	620,000	1/21/09	(78,563)
USD	9,477,189	EUR	7,470,000	1/21/09	(896,110)
USD	495,100	HUF	104,177,000	1/21/09	(47,613)
USD	485,704	JPY	45,000,000	1/21/09	(10,936)
USD	2,802,008	JPY	259,225,000	1/21/09	(58,913)
USD	2,721,125	MXN	35,327,000	1/21/09	189,534
USD	1,081,549	MXN	15,000,000	1/21/09	6,624
USD	293,988	MXN	4,000,000	1/21/09	7,341
USD	751,089	MXN	10,000,000	1/21/09	34,473
USD	271,207	PLN	830,000	1/21/09	(8,137)
USD	1,803,431	SEK	14,249,000	1/21/09	2,299
USD	647,203	SGD	990,000	1/21/09	(39,430)
USD	1,769,500	TRY	2,872,000	1/21/09	(75,968)

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Schedule of Investments (concluded)

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)

USD	376,310	ZAR	3,895,000	1/21/09	(42,136)
AUD	3,635,000	USD	2,319,130	1/28/09	206,968
GBP	4,305,394	EUR	4,850,000	1/28/09	(547,966)
KRW	3,451,485,000	USD	2,372,689	1/30/09	376,293
USD	204,282	JPY	18,845,000	1/30/09	(3,737)
USD	348,982	KRW	486,830,000	1/30/09	(38,760)
USD	1,844,255	KRW	2,674,170,000	1/30/09	(285,624)
AED	3,200,000	USD	888,764	5/19/09	(22,441)
USD	871,745	AED	3,200,000	5/19/09	5,420
AED	3,200,000	USD	882,393	7/06/09	(17,317)
USD	871,935	AED	3,200,000	7/06/09	6,858

Total					$(755,587)

•	Currency Abbreviations:

AED	United Arab Emirates Dirhams
AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

•

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$141,174	$441,582	$(1,009,810)
Level 2	186,100,817	3,068,364	(4,079,358)
Level 3	2,943	48,661	(145,214)

Total	$186,244,934	$3,558,607	$(5,234,382)

*	Other financial instruments are foreign currency exchange contracts, swaps, and futures.

The following is a reconciliation of investments for unobservable inputs (Level 3) that were used in determining fair value:

	Investments in Securities	Other Financial Instruments

Balance, as of January 1, 2008	$2,943	—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	$4,935
Net purchases (sales)	—	—
Net transfers in/out of Level 3	—	(101,488)

Balance, as of December 31, 2008	$2,943	$(96,553	)**

**	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	15

Statement of Assets and Liabilities

December 31, 2008

Assets

Investments at value — unaffiliated (cost — $176,501,975)	$165,029,709
Investments at value — affiliated (cost — $21,089,686)	21,215,225
Unrealized appreciation on foreign currency exchange contracts	2,527,821
Unrealized appreciation on swaps	589,204
Foreign currency at value (cost — $1,135,156)	1,111,331
Cash	17,845
Investments sold receivable	8,279,167
Interest receivable	2,252,063
Capital shares sold receivable	1,159,028
Margin variation receivable — affiliated	246,436
Swaps receivable	73,219
Prepaid expenses	13,316
Other assets	89,421

Total assets	202,603,785

Liabilities

Unrealized depreciation on forward foreign exchange contracts	3,283,408
Unrealized depreciation on swaps	941,164
Swap premiums received	276,543
Investments purchased payable	26,726,594
Income dividends payable	667,052
Capital shares redeemed payable	589,818
Swaps payable	93,099
Investment advisory fees payable	84,468
Distribution fees payable	54,522
Other affiliates payable	44,067
Officer’s and Directors’ fees payable	64
Other accrued expenses payable	64,744
Other liabilities	3,953

Total liabilities	32,829,496

Net Assets	$169,774,289

Net Assets Consist of

Institutional Shares, $0.10 par value, 1,000,000,000 shares authorized	$711,282
Investor A Shares, $0.10 par value, 1,000,000,000 shares authorized	1,272,543
Investor B Shares, $0.10 par value, 1,000,000,000 shares authorized	169,230
Investor C Shares, $0.10 par value, 1,000,000,000 shares authorized	343,865
Investor C1 Shares, $0.10 par value, 1,000,000,000 shares authorized	372,586
Paid-in capital in excess of par	205,851,751
Undistributed net investment income	10,056,241
Accumulated net realized loss	(35,949,704)
Net unrealized appreciation/depreciation	(13,053,505)

Net Assets	$169,774,289

Net Asset Value

Institutional — Based on net assets of $42,108,326 and 7,112,819 shares outstanding	$5.92

Investor A — Based on net assets of $75,294,331 and 12,725,428 shares outstanding	$5.92

Investor B — Based on net assets of $10,011,906 and 1,692,300 shares outstanding	$5.92

Investor C — Based on net assets of $20,340,135 and 3,438,649 shares outstanding	$5.92

Investor C1 — Based on net assets of $22,019,591 and 3,725,857 shares outstanding	$5.91

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Statement of Operations

Year Ended December 31, 2008

Investment Income

Interest	$8,528,520
Income — affiliated	184,407
Dividends	59,066

Total income	8,771,993

Expenses

Investment advisory	1,101,202
Service — Investor A	184,943
Service and distribution — Investor B	90,484
Service and distribution — Investor C	181,336
Service and distribution — Investor C1	217,221
Transfer agent — Institutional	85,889
Transfer agent — Investor A	106,015
Transfer agent — Investor B	20,260
Transfer agent — Investor C	23,263
Transfer agent — Investor C1	37,824
Accounting services	94,772
Custodian	83,052
Printing	80,464
Registration	75,775
Professional	65,474
Officer and Directors	20,982
Miscellaneous	77,480

Total expenses	2,546,436

Net investment income	6,225,557

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(2,933,472)
Futures and swaps	(472,595)
Options written	189,993
Foreign currency	7,828,302

4,612,228

Net change in unrealized appreciation/depreciation on:
Investments	(14,774,765)
Futures and swaps	(1,441,704)
Options written	(22,337)
TBA sale commitments	101,016
Foreign currency	(2,366,633)

(18,504,423)

Total realized and unrealized loss	(13,892,195)

Net Decrease in Net Assets Resulting from Operations	$(7,666,638)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	17

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$6,225,557	$6,535,363
Net realized gain	4,612,228	1,584,100
Net change in unrealized appreciation/depreciation	(18,504,423)	3,552,244

Net increase (decrease) in net assets resulting from operations	(7,666,638)	11,671,707

Dividends to Shareholders From

Net investment income:
Institutional	(2,926,649)	(2,247,108)
Investor A	(4,105,516)	(3,416,635)
Investor B	(587,828)	(653,779)
Investor C	(912,086)	(233,896)
Investor C1	(1,313,492)	(1,518,013)

Decrease in net assets resulting from dividends to shareholders	(9,845,571)	(8,069,431)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	19,071,668	(3,408,254)

Redemption Fee

Redemption fee	29,296	2,863

Net Assets

Total increase in net assets	1,588,755	196,885
Beginning of year	168,185,534	167,988,649

End of year	$169,774,289	$168,185,534

End of year undistributed net investment income	$10,056,241	$5,394,224

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Financial Highlights

	Institutional					Investor A

	Year Ended December 31,					Year Ended December 31,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$6.42	$6.27	$6.08	$6.66	$6.08	$6.41	$6.26	$6.08	$6.66	$6.07

Net investment income[1]	0.24	0.27	0.28	0.35	0.40	0.22	0.26	0.27	0.33	0.39
Net realized and unrealized gain (loss)[2]	(0.38)	0.20	0.21	(0.58)	0.59	(0.36)	0.20	0.20	(0.58)	0.59

Net increase (decrease) from investment operations	(0.14)	0.47	0.49	(0.23)	0.99	(0.14)	0.46	0.47	(0.25)	0.98

Dividends from net investment income	(0.36)	(0.32)	(0.30)	(0.35)	(0.41)	(0.35)	(0.31)	(0.29)	(0.33)	(0.39)

Net asset value, end of year	$5.92	$6.42	$6.27	$6.08	$6.66	$5.92	$6.41	$6.26	$6.08	$6.66

Total Investment Return[3]

Based on net asset value	(2.23)%	7.87%	8.39%	(3.54)%	17.14%	(2.29)%	7.66%	7.94%	(3.78)%	17.04%

Ratios to Average Net Assets

Total expenses	1.03%	1.04%	0.99%	1.00%	1.08%	1.26%	1.25%	1.24%	1.25%	1.33%

Net investment income	3.72%	4.31%	4.59%	5.51%	6.59%	3.51%	4.10%	4.33%	5.27%	6.34%

Supplemental Data

Net assets, end of year (000)	$42,108	$44,799	$44,373	$44,675	$49,416	$75,294	$68,840	$67,658	$68,497	$81,145

Portfolio turnover	201%[4]	134%	114%	103%	91%	201%[4]	134%	114%	103%	91%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of any sales charges.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	19

Financial Highlights (continued)

	Investor B

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$6.41	$6.26	$6.08	$6.66	$6.07

Net investment income[1]	0.19	0.22	0.23	0.30	0.35
Net realized and unrealized gain (loss)[2]	(0.36)	0.21	0.21	(0.58)	0.60

Net increase (decrease) from investment operations	(0.17)	0.43	0.44	(0.28)	0.95

Dividends from net investment income	(0.32)	(0.28)	(0.26)	(0.30)	(0.36)

Net asset value, end of year	$5.92	$6.41	$6.26	$6.08	$6.66

Total Investment Return[3]

Based on net asset value	(2.80)%	7.10%	7.38%	(4.28)%	16.43%

Ratios to Average Net Assets

Total expenses	1.78%	1.77%	1.78%	1.78%	1.85%

Net investment income	2.97%	3.57%	3.82%	4.74%	5.81%

Supplemental Data

Net assets, end of year (000)	$10,012	$13,234	$16,764	$22,512	$25,226

Portfolio turnover	201%[4]	134%	114%	103%	91%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Financial Highlights (concluded)

	Investor C			Investor C1

			Period October 2, 2006[1] to December 31, 2006
	Year Ended December 31,			Year Ended December 31,

	2008	2007		2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$6.41	$6.26	$6.15	$6.41	$6.26	$6.07	$6.65	$6.07

Net investment income[2]	0.18	0.21	0.03	0.19	0.22	0.23	0.29	0.35
Net realized and unrealized gain (loss)[3]	(0.37)	0.20	0.15	(0.38)	0.21	0.21	(0.57)	0.59

Net increase (decrease) from investment operations	(0.19)	0.41	0.18	(0.19)	0.43	0.44	(0.28)	0.94

Dividends from net investment income	(0.30)	(0.26)	(0.07)	(0.31)	(0.28)	(0.25)	(0.30)	(0.36)

Net asset value, end of period	$5.92	$6.41	$6.26	$5.91	$6.41	$6.26	$6.07	$6.65

Total Investment Return[4]

Based on net asset value	(3.00)%	6.87%	2.92%[5]	(2.99)%	7.10%	7.51%	(4.33)%	16.22%

Ratios to Average Net Assets

Total expenses	2.00%	1.99%	1.88%[6]	1.80%	1.78%	1.81%	1.82%	1.90%

Net investment income	2.82%	3.44%	3.02%[6]	2.94%	3.57%	3.77%	4.61%	5.73%

Supplemental Data

Net assets, end of period (000)	$20,340	$10,519	$1,398	$22,020	$30,794	$37,796	$35,640	$19,447

Portfolio turnover	201%[7]	134%	114%	201%[7]	134%	114%	103%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	21

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. The Fund values its investment in the BlackRock Liquidity Series, LLC Cash Sweep Series at a fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the Advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

22	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward currency contracts — A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency contracts as a hedge against either specific transactions or portfolio positions. Foreign currency contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

•

Options — The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

•

Swaps — The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps — The Fund may enter into credit default swaps for investment purposes or to manage its credit risk. The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	23

Notes to Financial Statements (continued)

fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index. As a buyer, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty to the transaction, the Fund may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Interest rate swaps — Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Collateralized Mortgage Obligations: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are

24	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Dollar, Mortgage and Treasury Rolls: The Fund may sell mortgage-backed securities or US Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.

These techniques involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Fund.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stocks in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Fund may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, options, swaps, forward foreign currency contracts, or financial futures contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	25

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remain open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc., are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets.

The Advisor has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. and BlackRock Asset Management U.K. Limited, both affiliates of the Advisor, under which the Advisor pays each sub-adviser for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended December 31, 2008, the Fund reimbursed the Advisor $3,321 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, Inc. (“BII”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

26	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Notes to Financial Statements (continued)

For the year ended December 31, 2008, the Distributor earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $96,619 and affiliates received contingent deferred sales charges of $14,213, $22,991 and $1,659 relating to transactions in Investor B, Investor C and Investor C1 Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $591 relating to transactions subject to front-end sales charge waivers on Investor A Shares. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the period.

In addition, MLPF&S received $280 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2008.

PNC Global Investment Servicing (US) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned $406, which is included in income — affiliated in the Statement of Operations.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended December 31, 2008, the Fund paid $198,061 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended December 31, 2008, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center Fees

Institutional	$2,722
Investor A	$3,313
Investor B	$455
Investor C	$498
Investor C1	$447

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities) for the year ended December 31, 2008 were $371,051,436 and $350,883,964, respectively.

For the year ended December 31, 2008, purchases and sales of US government securities were $10,140,147 and $9,701,860, respectively.

For the year ended December 31, 2008, purchases and sales of mortgage dollar rolls were $78,652,348 and $101,687,824, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

Call Options Written	Contracts	Premiums Received

Outstanding call options written, beginning of year	6,384	$37,984
Options written	10,630	152,009
Options expired	(17,014)	(189,993)

Outstanding call options written, end of year	—	—

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	27

Notes to Financial Statements (continued)

included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Fund did not borrow under the credit agreement during the year ended December 31, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions, amortization methods on fixed income securities, accounting for swap agreements, classification of investments, the expiration of capital loss carryforwards and paydown gains/losses were reclassified to the following accounts:

Paid-in capital	$(20,097,078)
Undistributed net investment income	$8,282,031
Accumulated net realized loss	$11,815,047

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

	12/31/2008	12/31/2007

Distributions paid from:
Ordinary income	$9,845,571	$8,069,431

Total taxable distributions	$9,845,571	$8,069,431

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed net ordinary income	$12,237,975
Capital loss carryforward	(33,458,401)
Net unrealized losses	(17,726,542)*

Total accumulated net losses	$(38,946,968)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the accounting for swap agreements, the deferral of post-October capital losses for tax purposes and classification of investments.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2009	$7,574,253
2010	17,836,357
2011	4,375,952
2014	1,610,868
2016	2,060,971

Total	$33,458,401

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Fund’s Statement of Assets and Liabilities.

28	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Notes to Financial Statements (concluded)

7. Capital Share Transactions:

Transactions in shares of capital for each class were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007

	Shares	Amount	Shares	Amount

Institutional

Shares sold	5,114,953	$33,250,640	1,394,276	$8,808,979
Shares issued to shareholders in reinvestment of dividends	281,878	1,738,658	226,684	1,422,313

Total issued	5,396,831	34,989,298	1,620,960	10,231,292
Shares redeemed	(5,266,894)	(31,823,765)	(1,716,095)	(10,744,739)

Net increase (decrease)	129,937	$3,165,533	(95,135)	$(513,447)

Investor A

Shares sold and automatic conversion of shares	6,030,984	$38,097,151	1,853,589	$11,590,630
Shares issued to shareholders in reinvestment of dividends	387,153	2,384,264	291,598	1,827,318

Total issued	6,418,137	40,481,415	2,145,187	13,417,948
Shares redeemed	(4,430,061)	(27,310,939)	(2,207,227)	(13,760,109)

Net increase (decrease)	1,988,076	$13,170,476	(62,040)	$(342,161)

Investor B

Shares sold	266,112	$1,700,007	284,981	$1,769,493
Shares issued to shareholders in reinvestment of dividends	56,061	345,733	52,071	326,173

Total issued	322,173	2,045,740	337,052	2,095,666
Shares redeemed and automatic conversion of shares	(694,151)	(4,329,096)	(948,583)	(5,888,895)

Net decrease	(371,978)	$(2,283,356)	(611,531)	$(3,793,229)

Investor C

Shares sold	3,102,445	$19,680,209	1,633,454	$10,264,980
Shares issued to shareholders in reinvestment of dividends	112,855	690,074	28,199	177,558

Total issued	3,215,300	20,370,283	1,661,653	10,442,538
Shares redeemed	(1,417,593)	(8,596,212)	(243,904)	(1,533,220)

Net increase	1,797,707	$11,774,071	1,417,749	$8,909,318

Investor C1

Shares sold	150,343	$956,319	77,470	$475,270
Shares issued to shareholders in reinvestment of dividends	134,706	833,391	152,831	956,728

Total issued	285,049	1,789,710	230,301	1,431,998
Shares redeemed	(1,366,874)	(8,544,766)	(1,459,752)	(9,100,733)

Net decrease	(1,081,825)	$(6,755,056)	(1,229,451)	$(7,668,735)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent Event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock World Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock World Income Fund, Inc. during the fiscal year ended December 31, 2008:

Foreign Source Income*	January 2008 — December 2008	46.79%
Interest-Related Dividends for Non-US Residents**	January 2008 — December 2008	15.96%

*	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

30	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 103 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 Funds 103 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 103 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 Funds 103 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 Funds 103 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 Funds 103 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2007	Professor, Harvard University since 1992.	35 Funds 103 Portfolios	None

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	31

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Formerly President, American Bar Association from 1995 to 1996.

				35 Funds 103 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	Since 2004

Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.

				35 Funds 103 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.

				35 Funds 103 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

32	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

				174 Funds 286 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 Funds 103 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				174 Funds 286 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	33

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s US Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Fund	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian
State Street Bank and
Trust Company
Boston, MA 02101

Transfer Agent
PNC Global Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

34	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	35

Additional Information (continued)

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

36	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008	37

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology
Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2008

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock World Income Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#10788-AR-12/08

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock World Income Fund, Inc.	$ 35,000	$ 39,000	$ 0	$ 0	$ 6,100	$ 6,100	$ 1,049	$ 1,042

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock World Income Fund, Inc.	$412,149	$291,642

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $405,000, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer of
BlackRock World Income Fund, Inc.

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: February 23, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: February 23, 2009